Exhibit 99.2


                                 COMPANY NOTICE
                                  in respect of
                     Liquid Yield Option(TM) Notes due 2031
                                       of
                             STILWELL FINANCIAL INC.
                (CUSIP No. 860831 AA4 and CUSIP No. 860831 AC 0)

                                 March 28, 2002

To:      The Holders of Stilwell Financial Inc.'s
         -----------------------------------------
         Liquid Yield Option(TM)Notes due 2031 (the "Notes"):
         ---------------------------------------------------

         Reference is hereby made to the Indenture, dated as of April 30, 2001 (the "Indenture"), between Stilwell Financial Inc. (the "Company") and JPMorgan Chase Bank (the "Trustee"). Terms used in this Company Notice and not otherwise defined shall have the meanings assigned to them in the Indenture.

         Pursuant to Section 3.08 of the Indenture, you may require the Company to purchase all or a portion of your Notes as of April 30, 2002 (the "Purchase Date"), at a purchase price of $748.80 (the "Purchase Price") per $1,000 of Principal Amount at Maturity of the Notes properly tendered for purchase in accordance with the provisions of the Indenture.

         Pursuant to Section 3.08(b) of the Indenture, the Company has the right to elect the manner of payment of the Purchase Price. The Notes to be purchased by the Company may be paid for, at the election of the Company, in U.S. legal tender ("cash") or in shares of common stock of the Company ("Common Stock"), or in any combination of cash and Common Stock, subject to certain conditions set forth in the Indenture. Please be advised that the Company has elected to pay the Purchase Price of any Notes tendered for purchase in cash. Accordingly, pursuant to Section 3.08(b), Section 3.08(c) and Section 3.08(e) of the Indenture, the Company has provided this Company Notice to the Trustee to be forwarded to each Holder of the Notes.

         Please note the summary of terms and conditions relating to the Notes, and procedures to be followed in order to tender your notes for purchase by the Company, set forth below. You should refer to the Indenture for a complete description of your rights.

     1. The Company will pay a Purchase Price equal to $748.80 per $1,000 of Principal Amount at Maturity of Notes tendered for purchase.

     2. JPMorgan Chase Bank, the Trustee, at its Corporate Trust Office at 450 West 33rd Street, New York, NY 10001, is also the Paying Agent and the Conversion Agent with respect to the Notes.

     3. If you wish the Company to purchase some or all of your Notes at this time, you must deliver (in person, by first class mail, postage prepaid, or by facsimile transmission) a properly completed and signed purchase notice in the form attached hereto as Exhibit

          A(the "Purchase Notice") to the office of the Trustee, as Paying Agent, at any time beginning at 10:00 a.m. E.S.T. on March 28, 2002 and no later than 5:00 p.m. E.D.T. on April 30, 2002. The portion of Notes that you may require the Company to purchase must be equal to a Principal Amount at Maturity of $1,000 or an integral multiple thereof.

     4. The Notes were issued only in the form of global securities held in book-entry form, with The Depository Trust Company, New York, New York ("DTC"), or its nominee as the sole registered holder of the Notes for all purposes under the Indenture. As such, owners of beneficial interests in the Notes must exercise any rights in respect of their interest, including any right to require purchase of their interest in the Notes, in accordance with the procedures and practices of DTC.

     5. You must surrender the Notes that you have tendered for purchase to the Trustee, as Paying Agent, to collect payment of the applicable Purchase Price. The portion of Notes surrendered for purchase by the Company, upon payment of the applicable Purchase Price, will be cancelled by the Trustee. The Company will execute and the Trustee will authenticate and deliver to you, without service charge, a new
          Note in an authorized denomination in aggregate Principal Amount at Maturity equal to the portion of the Principal Amount at Maturity of the Note surrendered by you that is not purchased.

     6. The Purchase Price for the Notes as to which a Purchase Notice has been given and not withdrawn will be paid promptly following the later of the Purchase Date and the time of surrender of such Notes as described above.

     7. Once given, a Purchase Notice may be withdrawn by means of a written notice of withdrawal delivered (in person, by first class mail, postage prepaid, or by facsimile transmission) to the office of the Trustee, as Paying Agent, no later than 5:00 p.m. E.D.T. on April 30, 2002, specifying:

          (a) the certificate number of the Notes in respect of which such notice of withdrawal is being submitted;

          (b) the Principal Amount at Maturity of the Notes with respect to which such notice of withdrawal is being submitted; and

          (c) the Principal Amount at Maturity, if any, of the Notes that remains subject to the original Purchase Notice, and which has been or will be delivered for purchase by the Company.

     8. The Conversion Rate applicable to your Notes is currently 17.1544 shares of Common Stock per $1,000 of Principal Amount of Maturity of Notes.

     9. Generally, you may convert each $1,000 of Principal Amount of Maturity of Notes into 17.1544 shares of Common Stock in accordance with the terms of the Indenture only:

          (a) if, as of the last day of the preceding calendar quarter, the Sale Price of the shares of Common Stock for at least 20 trading days in a period of 30 consecutive trading days ending on the last trading day of such preceding calendar quarter is more than a specified percentage, beginning at 120% and declining 0.084% per quarter thereafter, of the "accreted conversion price" (as defined in the Indenture) per share of Common Stock on the last trading day of such preceding calendar quarter;

          (b) during any period in which the credit rating assigned to the Notes by Standard & Poor's is BB+ or lower and during any period in which the credit rating assigned to the Notes by Moody's is Ba2 or lower;

          (c)  if the Notes have been called for redemption; or

          (d)  upon the occurrence of certain corporate transactions.

     10. The Notes are not currently convertible into shares of Common Stock. If the Notes become convertible into shares of Common Stock from the date hereof through the Purchase Date, Notes as to which a Purchase Notice has been given may be so converted only if such Purchase Notice has been withdrawn prior to 5:00 p.m. E.D.T. on April 30, 2002.

     11. Unless the Company defaults in making payment to you of the applicable Purchase Price, Original Issue Discount and interest, if any, on the Notes surrendered for purchase will cease to accrue on and after the Purchase Date and, other than your right to receive payment of the applicable Purchase Price, you will have no other rights as a Holder of the Notes so surrendered for purchase.

     12. Please note that if you hold Notes that were originally issued pursuant to Rule 144A under the Securities Act of 1933, the CUSIP No. for your Notes is 860831 AA4. If you hold registered Notes, the CUSIP No. for your Notes is 860831 AC 0.


                                        Very truly yours,

                                        STILWELL FINANCIAL INC.


                                        By:       /s/ Gwen E. Royle
                                             -----------------------------------
                                             Name: Gwen E. Royle
                                             Title:   Vice President - Legal

                                                                      EXHIBIT A

                                 PURCHASE NOTICE

To: JPMorgan Chase Bank                     Copy to: Stilwell Financial Inc.
    450 West 33rd Street                             920 Main Street, 21st Floor
    New York, NY 10001                               Kansas City, MO 64105
    Attention: Institutional Trust Services          Attention: Gwen E. Royle
                Tel. No. (212) 946-3075              Tel. No. (816) 218-2418
                Fax. No. (212) 946-8162/8418         Fax. No. (816) 218-2450

Re: Stilwell Financial Inc. -
    Liquid Yield Option(TM)Notes due 2031 (the "Notes"):
    ---------------------------------------------------

Dear Sirs:

         Reference is hereby made to the Indenture, dated as of April 30, 2001 (the "Indenture"), between Stilwell Financial Inc. (the "Company") and JPMorgan Chase Bank (the "Trustee") and to the Company notice, dated March 28, 2002 (the "Company Notice"). Terms used in this Purchase Notice and not otherwise defined shall have the meanings assigned to them in the Indenture.

         ____________________________________________________________________
(name of the undersigned Holder of the Notes as it appears on the books of the Registrar), hereby elects to exercise its option to require the Company to purchase, as of April 30, 2002 (the "Purchase Date"), the aggregate Principal Amount at Maturity of the Notes specified below.

         The undersigned Holder hereby tenders and delivers to you, as Trustee and Paying Agent with respect to the Notes, the following Principal Amount at Maturity of Notes (in integral multiples of $1,000) for purchase by the Company:

         $________________________________ Principal Amount at Maturity of Notes
originally issued pursuant to Rule 144A under the Securities Act of 1933 (CUSIP No. 860831 AA4); and/or

         $________________________________ Principal Amount at Maturity of
registered Notes (CUSIP No. 860831 AC 0).

         The undersigned Holder understands that unless a proper written notice of withdrawal is delivered to you not later than 5:00 p.m. E.D.T. on April 30, 2002, the Holder is committed to sell, as of the Purchase Date, pursuant to the terms of the Indenture and section 7 of the Notes, the Principal Amount at Maturity of the Notes referenced above at a purchase price of $748.80 per $1,000 of Principal Amount at Maturity of the Notes tendered for purchase.

         The undersigned Holder acknowledges that it has received a copy of the Company Notice, that it has read the summary of terms, conditions and procedures relating to its right to require the Company to purchase its Notes as set forth the Company Notice and that it is aware of its rights as a Holder of the Notes as set forth in the Indenture.



Dated:   _______________________



                                     By:   _____________________________
                                           Name:
                                           Title: